Exhibit 10.2

March 13, 2009

EDGAR ONLINE, INC.

50 Washington St.,

Norwalk, CT 06854

Ladies and Gentlemen:

Reference is made to the financing agreement entered into between us dated April 5, 2007 as amended or supplemented (the “Financing Agreement”) is amended effective December 31, 2008 as follows:

1.	The “Schedule 6.9” in Section 6.9 of the Financing Agreement is hereby amended to read as attached herewith.

2.	Section 1.24 is hereby deleted and the following is hereby inserted and stead:

“1.24 “Maturity Date” shall mean March 30, 2011, unless otherwise extended, prepaid or accelerated hereunder.”

3.	The Renewal date set forth in Section 9.1 is hereby amended to read: March 31, 2011.

In consideration of our agreement to amend the Financing Agreement as set forth above, you hereby agree to pay us, and we may charge your account with us, concurrently with your execution of this agreement, a fee of $ 10,000 shall be fully earned of the date hereof.

Except as expressly provided herein, the execution and delivery of this letter shall not: (a) constitute an extension, modification (except as specifically set forth herein), or waiver of any aspect of the Financing Agreement (which except as modified hereby continues) or give rise to any obligation on our part to agree to such; (b) give rise to any defenses or counterclaims to our right to compel payment of the Obligations (as defined in the Financing Agreement) at any time, declare a default for any reason other than with respect to the Waiver, or otherwise enforce our rights and remedies under the Financing Agreement; or (c) establish a custom or course of dealing between you and us.

Very truly yours,

ROSENTHAL & ROSENTHAL, INC.

BY:	/s/ Ian Brown
Ian Brown
Vice President

AGREED:

EDGAR ONLINE, INC.

BY:	/s/ John C. Ferrara
John C. Ferrara Chief Financial Officer

ROSENTHAL BUSINESS CREDIT

1370 BROADWAY NEW YORK, NEW YORK 10018 TEL. 212-356-1400 ROSENTHALINC.COM

Schedule 6.9 to

Financing Agreement between

Rosenthal & Rosenthal, Inc., as Lender

And

EDGAR ONLINE, INC as Borrower

Date	Working Capital	Tangible Net Worth
December 31, 2008	$100,000	$1,500,000
March 31, 2009	$(1,500,000)	$750,000
June 30, 2009	$(2,600,000)	$1,500,000
September 30, 2009	$(2,000,000)	$1,500,000
December 31, 2009 and thereafter	$(2,000,000)	$1,500,000